OTHER ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2020
OTHER ACCRUED LIABILITIES
OTHER ACCRUED LIABILITIES

12— OTHER ACCRUED LIABILITIES

Other accrued liabilities consist of the following:

	2020	2019
Retirement indemnities	2,665	2,444
Provision for warranty costs	368	370
Accruals for payroll and associated taxes	734	738
Conditional government advances	1,097	1,071
Value added tax payable	420	557
Advances received from customers	551	—
Provision for Asset Retirement Obligation (Japan)	113	117
Provision for employee termination indemnities (Korea)	69	56
Others	477	323
Total	6,494	5,676
Less non-current portion	(3,720)	(3,567)
Current portion	2,774	2,109

We receive government conditional advances and grants for advanced research programs we conduct alone or in connection with other unrelated entities (mainly HECAM project) which are provided for and managed by French state-owned entities, and specifically “Banque Publique d’Investissement” (“Bpifrance”). We, alone or with other unrelated entities, enter into multi-year contractual arrangements for the financing of specific research programs. These arrangements consist of both grants and conditional advances which are paid in fixed instalments at predetermined contractual dates, subject generally to milestones based on progress of the research and documentation. Grants received are non-refundable. Conditional advances received are subject to a fixed 1.44% interest rate.

Despite a first mono-centric study successfully implemented with Lyon’s Centre Leon Bérard cancer center, we decided not to pursue the development of HIFU for liver cancer as a per-operative approach. The multi-centric Phase II study, which was to be initiated following the mono-centric study, will not be implemented. We considered that the per-operative approach initially targeted will not offer the breakthrough innovation expected by the market and will lead to comparative lengthy clinical studies with existing therapeutic solutions to fulfill the requirement of the new European MDR regulations to become effective in May 2021.

In 2020, the Company decided to reorient the efforts, knowledge and assets resulting from the HECAM project in two directions. The first one, with a technology and approach very similar to the one developed for liver cancer, will focus on pancreatic cancer for patients with few or even no alternatives. The second one will still target liver cancer application but through an extracorporeal solution to offer to patients affected by primary or metastatic liver cancer an undisputable benefit compared to the existing alternatives. In 2021, the Company will discuss with BPI France whether the conditional advance may be repayable.

Grants that relate to expenses we incur for this research program are recognized in the line item “Research and Development Expenses” in the period in which the expenses subject to the grants have been incurred (see Note 20).

Conditional advances as of December 31, 2020 mature as follows, should the underlying Research Program advance as per contract:

2021	6
2022	214
2023	214
2024	214
2025 and thereafter	447
Total	1,097

Changes in the provision for warranty costs are as follows:

	2020	2019
Beginning of year	370	547
Amount used during the year	(268)	(308)
New warranty expenses	266	131
End of year	368	370
Less current portion	(262)	(260)
Long term portion	106	110